SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 30, 2005


                       ADVANCED ENGINE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Colorado                        000-25177                  84-1358194
(State or other jurisdiction             (Commission               (IRS Employer
     of incorporation)                   File Number)               I.D. Number)


                       11150 W. Olympic Blvd., Suite 1050
                          Los Angeles, California 90064
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (310) 914-9599




         (Former name and former address, if changed since last report)

ITEM 1.01.    BOARD MEMBER RESIGNATION


On March 25, 2005, Advanced Engine Technologies, Inc. (the "Company") received the formal resignation of Steven Manthey, from the Board of Directors of the company. In connection with the resignation, Mr. Manthey did not state that there were any disagreements between Mr. Manthey and the Company with respect to any matters relating to the Registrant's operations, policies or practices.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADVANCED ENGINE TECHNOLOGIES, INC.
                                           (Registrant)

                                           By: /s/ Carroll Shelby
                                               ---------------------
                                                   Carroll Shelby
                                           President/Chairman of the Board


Dated:   March 30, 2005